UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2012

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

ANNUAL REPORT
JUNE 30, 2012

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

31	The Olstein Strategic Opportunities Fund

52	Combined Notes to
Financial Statements

63	Report of Independent
Registered Public Accounting Firm

64	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

16	Expense Example

19	Schedule of Investments

24	Statement of Assets
and Liabilities

26	Statement of Operations

27	Statements of Changes
in Net Assets

28	Financial Highlights

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THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

GENERATING INVESTMENT RETURNS IN A
LOW-GROWTH ENVIRONMENT

For the fiscal year ended June 30, 2012, Class C shares of the Olstein All Cap Value Fund (the “Fund”) appreciated 0.54%.  During the same twelve month period the S&P 500® Total Return Index appreciated 5.45% and the Russell 3000® Total Return Index appreciated 3.84%.  Since the inception of the Fund in the fall of 1995 (almost 17 years ago), the Class C shares have appreciated at an annualized rate of 9.46% versus 7.13% and 7.20% for the S&P 500® Total Return Index and Russell 3000® Total Return Index, respectively, over the same time period.

Our Leaders

The stocks which contributed positively to performance for the twelve-month reporting period included Apple, TJX Companies, Pet Smart, Home Depot and General Electric.  Although the majority of investors may see Apple as a “growth” story, we consider Apple a value play based on company fundamentals.  With excess cash of approximately $124 per share and an estimated ability to generate free cash flow of $48 per share in 2012, Apple is currently trading at approximately 9½ times free cash flow despite its strong performance during the fiscal year.  Pet Smart is a good example of a lesser-known, mid-sized company that not only withstood the economic downturn but grew at above

The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended June 30, 2012, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was -0.46%, -3.88%, and 3.03%, respectively.  Per the Fund’s prospectus dated October 31, 2011, the expense ratio for the Olstein All Cap Value Fund Class C was 2.30%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

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average rates during the early stages of the economic recovery.  As the leading specialty retailer that caters to pets, the company continues to effectively exploit this profitable niche while maintaining strong financial discipline.

General Electric is expected to participate in the growth and expansion of global infrastructure, aerospace, transportation, agriculture, water treatment, and healthcare spending with market leading products and services.  In addition, GE’s worldwide finance company has been downsized and is now paying material dividends to the parent company.  We consider GE more of a global infrastructure and energy story than an improvement of capital story following the downsizing of GE Capital subsequent to the financial crisis.  GE’s earnings are now more predictable than before, yet the stock is only priced at a small premium to book value despite an improving return on equity, which is capable of exceeding 12% or more.  Now, earnings are driven by the industrial businesses, with diverse and growing end markets in which GE is a worldwide benchmark leader.  As investors notice vast improvements in the stability and growth of earnings at GE, we believe our valuation will be realized.

Our Laggards

Laggards during the twelve-month reporting period included Morgan Stanley, Ruby Tuesday, ABB Ltd., Sealed Air, and Whirlpool Corp.  In May 2012, the Fund eliminated its positions in Morgan Stanley and JPMorgan when JPMorgan disclosed a $2 billion trading loss from a hedging strategy that backfired.  The loss highlighted, in our opinion, that hedging via the derivative market is a high risk endeavor, unpredictable and capable of creating financial turmoil without warning.  Although, by eliminating both Morgan Stanley and JPMorgan, we further decreased the Fund’s exposure to Financials (which performed very well during the first six months of our fiscal year ended June 30, 2012), we will continue to avoid global banks with potentially disastrous derivatives exposure, preferring instead to invest in well-run, well-managed banks such as U.S. Bancorp and BB&T Corporation, which have chosen to avoid material derivative exposure.  We believe that lower risk banks tend to have more predictable earnings and should sell at higher price/earnings ratios.

The Fund eliminated its position in Ruby Tuesday in April 2012 due to stagnant same-store-sales over successive quarters.  While the company’s free cash flow was strong, the economic headwinds and strong competition within the restaurant segment cast doubt on our original thesis.  We liquidated the holding to employ the proceeds in other opportunities that we believed offered a better risk-reward profile.  The Fund also eliminated its position in Whirlpool Corp. during the reporting period as our outlook for the company deteriorated due to weakened demand, higher market cost and aggressive discounting by global competitors.  As of the close of the fiscal year, the Fund continued to

THE OLSTEIN ALL CAP VALUE FUND

hold ABB Ltd. and Sealed Air, which underperformed in the fiscal year ended June 30, 2012, but we believe our intrinsic value is still achievable despite some near term uncertainties.  We continue to be believers in our long-term undervalued thesis for both companies despite some recent underperformance.

MARKET OUTLOOK

The European financial crisis exacerbated by high sovereign debt loads has resulted in severe austerity measures, which have weighed heavily on the overall global economy with a dozen European economies, including Great Britain, Italy, the Netherlands, and Spain sliding back into recession during the first half of 2012.  Economic contraction across the European continent, a sharp slowdown in China’s growth and renewed concerns about the strength of the U.S. economy not only caused an abrupt end to the six-month equity market rally that began in October 2011, but they also triggered another spell of investor hand-wringing and increased equity market volatility.  Despite the deep investor negativity surrounding equity markets during the first six months of calendar year 2012, it is significant to note that both the S&P 500® Index and the Fund’s Class C shares were up in excess of 8% during the first six months of calendar year 2012.

OUR STRATEGY

At this stage of the economic recovery, we believe that many analysts, investors and press remain too focused on short-term issues at the expense of understanding those factors important to long-term company valuations.  Against an uncertain economic backdrop, we believe that investors can find some relief and opportunities by focusing on three primary, company-specific factors: (1) a commitment to maintain a strong financial position as evidenced by a solid balance sheet; (2) an ability to generate sustainable free cash flow; and (3) management that intelligently deploys cash balances and free cash flow from operations to increase returns to shareholders.

We remain diligently focused on identifying and investing in what we believe are financially sound, well-managed companies with the ability to generate sustainable free cash flow and that are using the cash on initiatives that will allow the company to compete more advantageously in a low-growth environment (including strategic acquisitions) and/or returning cash to investors through increased dividends, stock repurchases or debt pay downs.

PORTFOLIO REVIEW

We continue to focus on how individual companies have adapted their expectations, strategic plans and operations to successfully navigate through these current bumpy economic conditions and to manage their assets to deliver

THE OLSTEIN ALL CAP VALUE FUND

future excess cash flow to investors.  The Fund’s current portfolio consists of companies that we believe have a sustainable competitive advantage, discernible balance sheet strength, a management team that emphasizes decisions based on generating future excess cash flow (after carefully considering cost of capital calculations) and are committed to utilizing free cash flow to create shareholder value.

At June 30, 2012, the Fund’s portfolio consisted of 81 holdings with an average weighted market capitalization of $50.79 billion.  During the reporting period, the Fund initiated positions in 21 companies and strategically added to positions in 8 companies.  Over the same time period, the Fund eliminated its holdings in 16 companies and strategically decreased its holdings in another 19 companies.  Positions initiated during the fiscal year include: ABM Industries, Apache Corp., BB&T Corp., Dolby Laboratories, Dover Corp., Freeport McMoran Copper & Gold, General Electric Company, Hanesbrands, Korn/Ferry International, Microsemi Corp., National Oilwell Varco, Pentair, Pepsico, Qualcomm, Schlumberger, Snap-On Inc., Spirit Airlines, Staples, U.S. Bancorp, VF Corp., and Western Union.  Positions eliminated during the past twelve months include: Adobe Systems, Alliance Bernstein Holding, Ascena Retail Group, WR Berkley Corp., Cintas Corp., Hanover Insurance Group, IBM Corp., JPMorgan Chase, Kimberly Clark, Morgan Stanley, Oshkosh Truck Corp., Procter & Gamble, Quest Diagnostics, Rockwell Collins, Ruby Tuesday and Whirlpool Corp.

GENERATING INVESTMENT RETURNS IN A
LOW-GROWTH ENVIRONMENT

For the third straight year, the summer doldrums have overtaken equity markets as investors worry over fundamental economic issues (European debt crisis, the slowdown in China, low interest rates, potential deflation) and their impact on the global economy.  In April, renewed concerns from the European debt crisis (led by Spain) combined with economic contraction across the European continent and a slowdown in China’s growth, reestablished investor concerns about the strength of the global economy and abruptly ended the six-month equity market rally that began last October.  In each of the past three years, the same gnawing fear has preyed upon investor sentiment: will the necessary deleveraging of the world economy halt the economic growth that began in mid 2009 causing a double-dip recession led by a consumer spending pull back and thus stifle equity market returns for the foreseeable future?

While we believe investors are right to be concerned with the impact of deleveraging on the global economy and equity markets, we also believe investors should prepare for a new economic and financial reality.  From our perspective, the massive debt buildup of the past two decades has necessitat

THE OLSTEIN ALL CAP VALUE FUND

ed a somewhat painful period of deleveraging and has ushered in an extended period of low to moderate economic growth, low interest rates and a deep fear of equity markets.  In light of this new reality, we believe that investors should be more concerned with pursuing an effective investment strategy that helps them achieve specific investment goals in a low-growth environment.  We believe the deep fear of equity markets has swung the pendulum too far away from equities and created an almost mindless exuberance for fixed income securities with a complete denial of the potential risks.

In previous letters to shareholders, we have expressed our concern that many investors have either fled equity markets for low-yielding fixed income investments or remained on the sidelines preferring the safety of low- to no-return investments in U.S. Treasuries.  We also doubted whether such approaches would prove viable over an extended period of time given the steep declines in net worth most investors experienced in 2008, in combination with the ongoing corrosive effects of inflation that impacts every portfolio and the growing need for greater retirement savings and income from a large swath of investors, specifically retiring baby boomers.

An important question faces the vast majority of investors, “What strategy should I pursue to meet my ever-growing investment needs in a low growth environment?”  As we have stated many times before, we believe a thoughtful allocation to equities can help investors reach their goals during these difficult times.  More specifically, we believe a meaningful commitment to an equity investment strategy that focuses on which individual companies have adapted their operations to generate sustainable and/or future growth of free cash flow (in the face of challenging economic conditions) yet are being cast aside by the investing public, who believe all companies are doomed to failure in slow economies.  Sustainable free cash flow companies, selling at a discount to intrinsic value, offer the potential for above average returns and should serve as the foundation of constructing an equity portfolio during an expected period of low economic growth and low investment returns.  The market is a discounting mechanism.

Although we are not in denial as to the many negative issues surrounding the world economy, it is our opinion that, similar to the market drop which began in June of 1990 in reaction to the Savings & Loan crisis (when investors were also very negative and scared) and was soon followed by a 10-year bull market, there are many stocks that have overreacted to the current European debt crisis.  We are finding many opportunities to purchase high quality companies with strong balance sheets, attractive free cash flow and dividend yields priced at material discounts to our calculations of intrinsic values.

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IMPORTANCE OF SUSTAINABLE FREE CASH FLOW

As previously stated, we prefer companies that generate sustainable free cash flow during challenging economic environments.  We believe free cash flow companies can stay the course by making decisions with the purpose of creating long term shareholder value, which includes having the wherewithal to seize upon opportunities that present themselves during tough times.  In addition, free cash flow companies provide an element of strength and stability in a very uncertain world.  As the U.S. economy has recovered from the Great Recession, many companies have reported sharp growth in free cash flow.  According to a recent study from the Georgia Tech Financial Analysis Lab, after reaching a significant low in December 2008, the free cash flow reported by approximately 3,000 U.S. public non-financial-services companies had increased 50% by December 2011.

We believe that one of our most important analytical exercises is to develop a thorough understanding of how a company’s operations generate and/or grow sustainable free cash flow in growing, stagnant, or deteriorating economic conditions.  During the recent recession, companies that focused on operating efficiencies and improving working capital management to deliver free cash flow not only produced a higher quality of earnings, but also gained a valuable long-term perspective on their business.  By understanding and optimizing cash flow from operations during difficult times, company management can hone operations to make more intelligent internal investment decisions that are likely, in our opinion, to produce greater-than-average earnings in a low-growth environment.  However, optimizing cash flow via material reductions in capital expenditures, research and development expenditures and/or marketing and other general and administrative expenditures needs to be analyzed carefully to determine whether these expense reductions were a result of cutting back nonproductive bloated expenditures or a result of the company borrowing from its future in order to stabilize current operations.  Cash flow contributions from asset sales (although nonrecurring in nature) also need to be analyzed to determine the longer term effects on future cash flows.  Financial engineering and creative accounting are the other items that need to be scrutinized to determine whether current cash flows are being inflated.  In the end, the most important measure when valuing a company is the company’s ability to generate and/or grow recurring normalized free cash flow necessary to sustain and grow future operations.

IMPORTANCE OF INFERENTIAL ANALYSIS

To reiterate, history has taught us that one of the best ways to generate above-average investment returns in a low-growth environment is to identify and invest in financially strong companies with a proven track record of generat

THE OLSTEIN ALL CAP VALUE FUND

ing sustainable free cash flow.  We further believe that the key to identifying such companies is to undertake an intensive, inferential analysis of a company’s financial statements, footnotes and other regulatory filings in order to assess what we believe are the company’s normalized cash earnings, the capabilities and fiscal conservatism of the management team and, finally, the quality of earnings.  Through our inferential analysis, we seek to develop a deeper understanding of the stability and reliability of the company’s free cash flow potential under different macro-economic scenarios – an extremely important analysis when faced with potential unfavorable economic headwinds.

As we perform our analysis of financial statements, we assess the quality of a company’s earnings and make adjustments to reported earnings in order to eliminate what we believe are management biases or unrealistic assumptions.  Our forensic analysis not only allows us to hone important data inputs for our valuation models, it also provides keen insight into factors that may be indicative of future earnings changes, the success of a company’s strategy, the sustainability of its performance and the impact of management decisions on future cash flow.  To reliably estimate a company’s normalized future free cash flow, we must fully understand its business model as well as the success of its strategy, the sustainability of its performance and the impact of management decisions on future cash flow.  Our analysis not only seeks to determine how stable a company’s cash flow is but also if we can estimate its future cash flows with a high degree of predictability.  Our analysis seeks to answer several important questions:  Does the company have a unique niche relative to its competitors that leads to dependable revenues?  Does the company have proven products with a well-defined market?  Does the company’s business model (products and services) have a highly predictable cost structure which leads to fairly consistent cash flows?

During challenging economic times which usually leads to elevated levels of equity market volatility, we believe that our intensive forensic analysis of financial statements provides a unique ability to identify companies with significant potential to outperform the market by affording us:

•	a higher probability of more reliable estimates of future cash flow that are critical to projecting the future value of the company

•	a gauge of balance sheet strength and the company’s ability to withstand problems that may last longer than originally expected

•	the capacity to evaluate the effectiveness of management at creating long-term shareholder value

•	an ability to detect early signs as to whether or not a company’s business policies and strategic direction are capable of achieving the financial objectives necessary to reach our calculated values.

THE OLSTEIN ALL CAP VALUE FUND

FREE CASH FLOW INVESTING:  A VALUE APPROACH
 SUITED TO A CHALLENGING ENVIRONMENT

If an investor believes as we do that a company’s free cash flow is the primary determinant of its value as an ongoing enterprise, then a company’s ability to adapt to a challenging or stagnant economic environment by continuing to generate sustainable free cash flow should separate the company from its competition and eventually draw the favorable attention of equity investors.  During periods of extreme negative psychology such as the current period, investors react to the daily ups and downs of earnings estimates and short-term news rather than differentiating between long-term valuations.

As we have said many times before, free cash flow is the lifeblood of a business and companies that generate excess cash flow also have the potential to enhance shareholder value by increasing dividend payments, repurchasing company shares, reducing outstanding debt, engaging in strategic acquisitions and, finally, represent outstanding takeover candidates.  For us, superior investment opportunities are found in companies that not only generate sustainable excess cash flow, but are led by management who use that excess cash in ways that will increase shareholder value over the long run and can be bought at a significant discount to our determination of their intrinsic value because of short-term myopia. Rather than relying on market sentiment which changes on a daily basis, we believe that investors should be concerned about the cash return an investor can expect from owning a share of a business over long periods of time and if that return compensates the investor sufficiently (in excess of the risk-free rate) for the risk of investing in equities.  To us, this last question holds greater importance during an anticipated slowdown and at a time when nervous investors are being told, often quite loudly, to avoid equities and seek safer opportunities.  For the patient investor, we believe that such times have the potential to set up significant above-average long-term investment returns.

We value your trust and remind you that our money is invested alongside yours.

Sincerely,

Robert A. Olstein	Eric Heyman
Chairman and Chief Investment Officer	Co-Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995.  (With dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions—see important disclosures below):

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	3/31/04	$40,870
9/30/95	10,010	6/30/04	41,297
12/31/95	10,261	9/30/04	39,043
3/31/96	10,882	12/31/04	43,146
6/30/96	11,462	3/31/05	42,640
9/30/96	11,713	6/30/05	42,302
12/31/96	12,760	9/30/05	43,749
3/31/97	13,327	12/31/05	44,350
6/30/97	14,602	3/31/06	46,566
9/30/97	17,250	6/30/06	44,241
12/31/97	17,205	9/30/06	46,836
3/31/98	19,851	12/31/06	50,755
6/30/98	18,468	3/31/07	51,863
9/30/98	15,499	6/30/07	55,536
12/31/98	19,788	9/30/07	53,029
3/31/99	20,717	12/31/07	49,012
6/30/99	25,365	3/31/08	42,447
9/30/99	23,675	6/30/08	40,189
12/31/99	26,692	9/30/08	38,452
3/31/00	28,170	12/31/08	27,545
6/30/00	28,899	3/31/09	24,767
9/30/00	30,596	6/30/09	30,102
12/31/00	30,142	9/30/09	35,648
3/31/01	30,207	12/31/09	37,741
6/30/01	36,192	03/31/10	40,392
9/30/01	28,213	06/30/10	35,788
12/31/01	35,340	09/30/10	39,695
3/31/02	38,259	12/31/10	43,845
6/30/02	33,797	03/31/11	45,276
9/30/02	25,870	06/30/11	45,310
12/31/02	28,528	09/30/11	37,497
3/31/03	26,226	12/31/11	41,962
6/30/03	31,448	3/31/12	48,519
9/30/03	33,797	6/30/12	45,555
12/31/03	38,853

Details:
The performance data quoted represents past performance and does not guarantee future results.  The Olstein All Cap Value Fund’s Class C average annual return for the one-year, five-year, and ten-year periods ended 06/30/12, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All

THE OLSTEIN ALL CAP VALUE FUND

Cap Value Fund’s maximum CDSC during the one-year period, was -0.46%, -3.88%, and 3.03%, respectively.  Per the Fund’s prospectus dated 10/31/11, the expense ratio for the Olstein All Cap Value Fund Class C was 2.30%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end please go to our website at www.olsteinfunds.com.

The above represents opinion, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 19.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The Olstein Funds follow a value-oriented investment approach.  However, a particular value stock may not increase in price as the Investment Manager anticipates and may actually decline in price if other investors fail to recognize the stock’s value or if a catalyst that the Investment Manager believes will increase the price of the stock does not occur or does not affect the price of the stock in the manner or to the degree that the Investment Manager anticipated.  Also, the Investment Manager’s calculation of a stock’s private market value involves estimates of future cash flow which may prove to be incorrect and, therefore, could result in sales of the stock at prices lower than the Fund’s original purchase price.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock market performance in general.  The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, and represents approximately 98% of the investable U.S. Equity market.  Investors cannot actually make investments in either index.

Not FDIC insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/12.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	15 Year	Inception(4)
Olstein All Cap Value – Class C(1)	-0.46%	-3.88%	3.03%	7.88%	9.46%
Russell 3000® Index(2)	3.84%	0.39%	5.81%	5.15%	7.20%
S&P 500® Index(3)	5.45%	0.22%	5.33%	4.77%	7.13%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price and the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1995.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class for the past 10 years through the Fiscal Year End of 6/30/12.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return
	1 Year	5 Year	10 Year	Inception(4)
Olstein All Cap Value – Adviser(1)	1.30%	-3.16%	3.81%	5.72%
Russell 3000® Index(2)	3.84%	0.39%	5.81%	2.92%
S&P 500® Index(3)	5.45%	0.22%	5.33%	2.19%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses for each period and thus represents a “net return”.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	Commenced operations on September 21, 1999.
(5)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 – June 30, 2012.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

All Cap Value Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 — 6/30/12
Actual
Class C	$1,000.00	$1,085.60	$11.98
Adviser Class	$1,000.00	$1,089.80	$8.11
Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.38	$11.56
Adviser Class	$1,000.00	$1,017.11	$7.82

*
Expenses are equal to the Fund's annualized expense ratio of 2.31% and 1.56% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2012

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2012

COMMON STOCKS – 95.9%
AIR FREIGHT & LOGISTICS – 1.3%	Shares	Value
FedEx Corp.	72,000	$6,595,920
AIRLINES – 1.9%
Delta Air Lines, Inc. (a)	542,000	5,934,900
Spirit Airlines Inc. (a)	210,000	4,086,600
		10,021,500
AUTO COMPONENTS – 0.7%
Genuine Parts Company	62,000	3,735,500
BEVERAGES – 4.6%
The Coca-Cola Company	51,000	3,987,690
Constellation Brands, Inc. – Class A (a)	291,000	7,874,460
Dr Pepper Snapple Group, Inc.	173,000	7,568,750
PepsiCo, Inc.	67,000	4,734,220
		24,165,120
BIOTECHNOLOGY – 1.6%
Life Technologies Corporation (a)	188,000	8,458,120
CAPITAL MARKETS – 4.1%
BlackRock, Inc.	36,000	6,113,520
The Charles Schwab Corporation	585,000	7,564,050
Legg Mason, Inc.	310,000	8,174,700
		21,852,270
CHEMICALS – 1.8%
E. I. du Pont de Nemours & Company	191,000	9,658,870
COMMERCIAL BANKS – 2.0%
BB&T Corporation	92,000	2,838,200
U.S. Bancorp	245,000	7,879,200
		10,717,400
COMMERCIAL SERVICES & SUPPLIES – 2.6%
ABM Industries, Incorporated	145,000	2,836,200
Avery Dennison Corporation	239,000	6,534,260

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.9% – continued

COMMERCIAL SERVICES & SUPPLIES – 2.6% – continued	Shares	Value
Korn/Ferry International (a)	303,000	$4,348,050
		13,718,510
COMMUNICATIONS EQUIPMENT – 2.4%
Cisco Systems, Inc.	550,000	9,443,500
QUALCOMM, Inc.	54,000	3,006,720
		12,450,220
COMPUTERS & PERIPHERALS – 1.2%
Apple Inc. (a)	11,000	6,424,000
CONSUMER FINANCE – 4.2%
American Express Company	109,000	6,344,890
Equifax, Inc.	160,000	7,456,000
MasterCard, Inc. – Class A	7,200	3,096,792
Western Union Company	331,000	5,574,040
		22,471,722
CONTAINERS & PACKAGING – 2.5%
Sealed Air Corporation	499,000	7,704,560
Sonoco Products Company	183,000	5,517,450
		13,222,010
ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.7%
Agilent Technologies, Inc.	165,000	6,474,600
Dolby Laboratories Inc. – Class A (a)	114,000	4,708,200
Thermo Fisher Scientific, Inc.	166,000	8,617,060
		19,799,860
ENERGY EQUIPMENT & SERVICES – 1.6%
National Oilwell Varco Inc.	66,000	4,253,040
Schlumberger Limited (b)	63,000	4,089,330
		8,342,370
HEALTH CARE EQUIPMENT & SUPPLIES – 9.7%
Baxter International Inc.	139,000	7,387,850
Becton, Dickinson and Company	92,000	6,877,000
CareFusion Corporation (a)	300,000	7,704,000
Covidien PLC (b)	150,000	8,025,000

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.9% – continued

HEALTH CARE EQUIPMENT & SUPPLIES – 9.7% – continued	Shares	Value
DENTSPLY International Inc.	150,000	$5,671,500
Stryker Corporation	145,000	7,989,500
Zimmer Holdings, Inc.	122,000	7,851,920
		51,506,770
HEALTH CARE PRODUCTS – 1.4%
Johnson & Johnson	106,000	7,161,360
HEALTH CARE PROVIDERS & SERVICES – 0.7%
Henry Schein, Inc. (a)	50,000	3,924,500
HOTELS, RESTAURANTS & LEISURE – 1.6%
International Game Technology	521,500	8,213,625
HOUSEHOLD DURABLES – 4.7%
Harman International Industries, Incorporated	297,000	11,761,200
Newell Rubbermaid Inc.	412,000	7,473,680
Snap-on Incorporated	92,000	5,727,000
		24,961,880
INDUSTRIAL CONGLOMERATES – 4.7%
3M Co.	66,000	5,913,600
General Electric Company	409,000	8,523,560
Teleflex Incorporated	127,000	7,735,570
Tyco International Ltd. (b)	52,000	2,748,200
		24,920,930
INSURANCE – 0.9%
The Chubb Corporation	65,000	4,733,300
IT SERVICES – 0.8%
Accenture PLC – Class A (b)	68,000	4,086,120
MACHINERY – 6.3%
Cummins Inc.	58,000	5,620,780
Dover Corporation	101,000	5,414,610
Ingersoll-Rand PLC – Class A (b)	187,000	7,887,660
Pentair, Inc.	194,000	7,426,320
The Timken Company	152,000	6,960,080
		33,309,450

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.9% – continued

MANAGEMENT CONSULTING SERVICES – 1.3%	Shares	Value
ABB Limited – ADR (b)	436,000	$7,115,520
MEDIA – 1.3%
The Walt Disney Company	141,000	6,838,500
METALS & MINING – 0.6%
Freeport-McMoRan Copper & Gold Inc.	92,000	3,134,440
MULTILINE RETAIL – 1.5%
Macy’s, Inc.	234,000	8,037,900
OFFICE ELECTRONICS – 2.0%
Xerox Corporation	1,363,000	10,726,810
OIL & GAS – 3.3%
Apache Corporation	50,000	4,394,500
ConocoPhillips	85,000	4,749,800
Exxon Mobil Corporation	98,000	8,385,860
		17,530,160
REAL ESTATE MANAGEMENT & DEVELOPMENT – 1.4%
Jones Lang LaSalle, Incorporated	106,000	7,459,220
RESTAURANTS – 0.8%
McDonald’s Corporation	45,500	4,028,115
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 6.2%
Analog Devices, Inc.	195,000	7,345,650
Entegris Inc. (a)	420,000	3,586,800
Intel Corporation	455,000	12,125,750
Microsemi Corporation (a)	220,000	4,067,800
Teradyne, Inc. (a)	408,000	5,736,480
		32,862,480
SOFTWARE – 2.1%
Microsoft Corporation	369,000	11,287,710
SPECIALTY RETAIL – 6.5%
Bed Bath & Beyond, Inc. (a)	101,000	6,241,800
The Home Depot, Inc.	110,000	5,828,900

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 95.9% – continued

SPECIALTY RETAIL – 6.5% – continued	Shares	Value
Lowe’s Companies, Inc.	302,000	$8,588,880
PetSmart, Inc.	42,000	2,863,560
Staples, Inc.	590,000	7,699,500
The TJX Companies, Inc.	77,000	3,305,610
		34,528,250
TEXTILES, APPAREL & LUXURY GOODS – 1.9%
Hanesbrands, Inc. (a)	159,300	4,417,389
NIKE, Inc. – Class B	30,500	2,677,290
VF Corporation	22,000	2,935,900
		10,030,579
TOTAL COMMON STOCKS (Cost $463,507,819)		508,031,011

SHORT-TERM INVESTMENTS – 3.7%
MONEY MARKET FUNDS (c) – 3.7%
Fidelity Institutional Money Market Portfolio – Class I, 0.18%	16,910,587	16,910,587
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.16%	2,569,027	2,569,027
TOTAL SHORT-TERM INVESTMENTS (Cost $19,479,614)		19,479,614

TOTAL INVESTMENTS – 99.6%
(Cost $482,987,433)		527,510,625
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		2,267,504
TOTAL NET ASSETS – 100.0%		$529,778,129

ADR American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2012

Assets:
Investments, at value (cost $482,987,433)	$527,510,625
Receivable for securities sold	4,763,937
Receivable for capital shares sold	43,362
Dividends and interest receivable	678,606
Cash	29,120
Other assets	91,882
Total Assets	$533,117,532

Liabilities:
Payable for securities purchased	1,045,635
Payable for capital shares redeemed	461,650
Distribution expense payable	1,064,320
Payable to Investment Manager (See Note 5)	423,920
Payable for shareholder servicing and accounting costs	173,760
Payable to Trustees	40,274
Accrued expenses and other liabilities	129,844
Total Liabilities	3,339,403
Net Assets	$529,778,129

Net Assets Consist of:
Capital stock	$698,363,027
Accumulated net investment loss	(1,289,172)
Accumulated net realized loss on investments sold	(211,818,918)
Net unrealized appreciation on investments	44,523,192
Total Net Assets	$529,778,129

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$470,528,174
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	36,025,446
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$13.06

ADVISER CLASS:
Net Assets	$59,249,955
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	4,003,748
Net asset value, offering and redemption price per share	$14.80

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2012
Investment Income:
Dividend income	$9,319,826
Interest income	36,807
Total investment income	9,356,633

Expenses:
Investment management fee (See Note 5)	5,422,152
Distribution expense – Class C (See Note 6)	4,833,429
Distribution expense – Adviser Class (See Note 6)	147,181
Shareholder servicing and accounting costs	756,217
Administration fee	354,079
Professional fees	180,894
Trustees’ fees and expenses	146,780
Federal and state registration	69,788
Reports to shareholders	60,959
Custody fees	49,723
Other	80,596
Total expenses	12,101,798
Net investment loss	(2,745,165)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	38,489,660
Change in unrealized appreciation/depreciation on investments	(37,293,874)
Net realized and unrealized gain on investments	1,195,786
Net Decrease in Net Assets Resulting from Operations	$(1,549,379)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
Operations:
Net investment loss	$(2,745,165)	$(4,795,771)
Net realized gain on investments	38,489,660	76,319,273
Change in unrealized appreciation/depreciation on investments	(37,293,874)	68,120,048
Net increase (decrease) in net assets resulting from operations	(1,549,379)	139,643,550

Net decrease in net assets from
Fund share transactions (Note 7)	(82,016,287)	(68,518,547)

Total Increase (Decrease) in Net Assets	(83,565,666)	71,125,003

Net Assets:
Beginning of period	613,343,795	542,218,792
End of period	$529,778,129	$613,343,795
Accumulated net investment loss	$(1,289,172)	$—

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2010	2009	2008
Net Asset Value –
Beginning of Period	$12.99	$10.26	$8.63	$11.57	$19.05
Investment Operations:
Net investment loss(1)	(0.07)	(0.11)	(0.09)	(0.04)	(0.10)
Net realized and unrealized
gain (loss) on investments	0.14	2.84	1.72	(2.86)	(4.55)
Total from
investment operations	0.07	2.73	1.63	(2.90)	(4.65)
Distributions from net realized
gain on investments	—	—	—	(0.04)	(2.83)
Net Asset Value –
End of Period	$13.06	$12.99	$10.26	$8.63	$11.57

Total Return++	0.54%	26.61%	18.89%	(25.10)%	(27.63)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	2.31%	2.29%	2.31%	2.33%	2.23%
Net investment loss	(0.59)%	(0.87)%	(0.82)%	(0.41)%	(0.67)%
Portfolio turnover rate(2)	38.96%	39.28%	47.90%	103.79%	98.00%
Net assets at end of
period (000 omitted)	$470,528	$548,301	$488,580	$478,527	$860,438

++	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2010	2009	2008
Net Asset Value –
Beginning of Period	$14.61	$11.45	$9.56	$12.72	$20.49
Investment Operations:
Net investment income (loss)(1)	0.02	(0.02)	(0.01)	0.03	0.01
Net realized and unrealized
gain (loss) on investments	0.17	3.18	1.90	(3.15)	(4.95)
Total from
investment operations	0.19	3.16	1.89	(3.12)	(4.94)
Distributions from net realized
gain on investments	—	—	—	(0.04)	(2.83)
Net Asset Value –
End of Period	$14.80	$14.61	$11.45	$9.56	$12.72

Total Return	1.30%	27.60%	19.77%	(24.56)%	(27.06)%
Ratios (to average net assets)/
Supplemental Data:
Expenses	1.56%	1.54%	1.56%	1.58%	1.48%
Net investment income (loss)	0.16%	(0.12)%	(0.07)%	0.34%	0.08%
Portfolio turnover rate(2)	38.96%	39.28%	47.90%	103.79%	98.00%
Net assets at end of
period (000 omitted)	$59,250	$65,043	$53,639	$59,559	$154,059

(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

32	Letter to Shareholders

41	Expense Example

43	Schedule of Investments

46	Statement of Assets
and Liabilities

48	Statement of Operations

49	Statements of Changes
in Net Assets

50	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

For the fiscal year ended June 30, 2012, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund returned -1.61%, compared to a return of -2.29% for the Russell 2500®  Total Return Index and a return of 5.45% for the S&P 500® Total Return Index over the same time period.  For the first six months of calendar year 2012, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund increased 9.64%, compared to a returns of 8.31% and 9.49% for the Russell 2500®  Total Return Index and S&P 500® Total Return Index, respectively, over the same time period.

MARKET OUTLOOK

The European debt crisis combined with the severe austerity measures automatically activated by high sovereign debt loads continue to weigh heavily on the overall global economy, with a dozen European economies including Great Britain, Italy, the Netherlands, and Spain sliding back into recession during the first half of 2012.  Economic contraction across the European continent, a sharp slowdown in China’s growth and renewed concerns about the strength of the U.S. economy not only caused an abrupt end to the six-month equity market rally that began in October 2011, but have also triggered another spell of investor hand-wringing and increased equity market volatility.

The performance data quoted represents past performance and does not guarantee future results.  The Olstein Strategic Opportunities Fund Class A return as of June 30, 2012 for the one-year period, five-year period, and since inception (November 1, 2006) period, assuming deduction of the maximum Class A sales charge of 5.50%, was -7.05%, -1.58% and 1.74%, respectively.  Per the Fund’s October 31, 2011 prospectus, the Fund’s gross expense ratio was 2.06%, and the net expense ratio was 1.60% after the contractual expense waiver and/or reimbursement.  The contractual expense waiver shall remain in effect until at least October 28, 2012.  Expense ratios for other share classes will vary.  Performance for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please visit our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

These fears, in combination with Wall Street’s obsessive emphasis on every twist and turn in economic data, are likely once again to obscure an important factor that we believe investors should be focusing on – greatly improved corporate fiscal health.  Many corporate balance sheets are in excellent shape — flush with cash, rapidly decreasing debt loads, or little or no debt at all.  Not only are corporate cash flow yields and earnings yields of many companies considerably higher than current government bond yields, it is also important to realize that the companies and business models behind these yields have growth rates attached to them.  We believe that during the second half of 2012, investors should eventually shift from weighing short-term factors, to a focus on which companies are deploying their record cash balances to grow through value-added capital expenditures or thoughtful merger and acquisition activity, or are returning excess cash to shareholders through dividends and/or stock buybacks.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2012, the Fund’s portfolio consisted of 39 holdings with an average weighted market capitalization of $2.99 billion.  Throughout the fiscal year ended June 30, 2012, we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of market volatility, while at the same time, capitalizing on that volatility to take advantage of compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at significant discounts to our determination of their intrinsic values.

During the fiscal year, the Fund initiated positions in twelve companies and strategically added to established positions in eleven companies.  Positions initiated during the reporting period include: ABM Industries, Aegion Corp., Avery Dennison Corp., Hanesbrands Inc., Jones Lang LaSalle Inc., Korn/Ferry International, Maidenform Brands, Mistras Group, Sealed Air Corp., Smith & Wesson Holding Corp., Spirit Airlines, and Stein Mart Inc.  Over the same time period, the Fund eliminated its holdings in eleven companies and strategically reduced its holdings in another three companies.  The Fund eliminated or reduced its holdings in companies that either reached our valuation levels or where changing conditions or new information resulted, in our opinion, in additional risk and/or reduced appreciation potential.  We redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk/reward profile.  Positions eliminated during the fiscal year include: AllianceBernstein Holding L.P., Ascena Retail Group, Barrett Business Services, WR Berkley Corp., The Cheesecake Factory, Cintas Corp., DSW Inc., Ferro Corp., Oshkosh Truck Corp., Ruby Tuesday Inc., and Steinway Musical Instruments.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Our Laggards

The biggest detractors from performance during the fiscal year include: casual dining restaurant company, Ruby Tuesday, Inc., investment management firm, AllianceBernstein Holding L.P., business equipment and services firm, Xerox Corp., investment management firm, Legg Mason Inc., and funeral services company, Hillenbrand, Inc. During the course of the fiscal year the Fund eliminated its holdings in AllianceBernstein and Ruby Tuesday.  As of the close of the fiscal year, the Fund continued to hold Hillenbrand, Legg Mason and Xerox.

Our Leaders

Notable gainers in the Fund’s portfolio during the reporting period include: structural integrity testing company, Mistras Group, industrial equipment and components company, Standex International Corp., specialty maintenance and construction company, Team Inc., specialty retailer, Ascena Retail Group Inc., and beverage company, Constellation Brands.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2012, the Fund was invested in seven activist situations, which represented approximately 24% of the Fund’s equity investments and four of its top ten holdings.  In general, these situations fit our definition of an activist investment where an outside investor, usually a hedge fund, private equity investor, or Olstein Capital Management, L.P. seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.

The Fund’s activist holdings as of June 30, 2012 include: global asset management firm, Legg Mason Inc.; audio products and electronic systems manufacturer, Harman International; business technology and services company, NCR Corp.; document systems and services company, Xerox; medical technology company, CareFusion; airline company, Spirit Airlines; and consumer packaging company, Sealed Air Corporation.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

With each of our activist situations, one of the most important variables we consider, especially during tough economic times, is “how long do we expect it to take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

(or sometimes not at all), we do expect specific improvements in operations to occur within a defined period of time (two years or less) notwithstanding the economic environment.  Although a turnaround process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value within two years, we are willing to wait beyond two years for operating results to start to improve if we are being sufficiently rewarded for the risk, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.

OUR OUTLOOK FOR ACTIVIST INVESTING

Since its launch in November 2006, the Fund has maintained a significant commitment to activist situations with an average activist exposure of 26% of total equity investments since inception.  The Fund’s activist exposure reached a high of 39% of equity investments during the second quarter of 2008 and a low of 7% of equity investments during the second quarter of 2009 (as the Fund committed its capital to compelling value situations created by the market lows of March 2009 in lieu of longer-term activist situations).

We expect that, as the economic recovery continues to unfold in an uneven and somewhat rocky manner, equity markets should provide ample opportunities to identify suitable activist situations for the Fund’s portfolio.  Four primary reasons lie behind our expectations: (1) record amounts of liquid cash on corporate balance sheets that may represent a significant source of untapped value; (2) a bumpy road to more “normal” operating conditions should highlight which companies affected by the recession have the potential to improve their operating results; (3) louder calls for stronger corporate governance from investors and regulatory bodies alike are likely to increase management responsiveness to shareholders; and (4) bearish reactions to every bump on the road to economic recovery should create compelling buying opportunities for deep value and activist investors.

In a recent Flow of Funds Report (June 7, 2012), the Federal Reserve estimated that liquid cash on nonfinancial corporate balance sheets totaled $1.74 trillion as of March 31, 2012.  This amount represents a $12.6 billion increase over the Federal Reserve’s year-end 2011 estimate and a substantial increase from a decade ago when nonfinancial corporate balance sheets had just under $1 trillion on hand.  In many cases, a high cash balance may represent an underperforming corporate asset that when properly deployed could significantly increase a company’s long-term shareholder value.  We expect these historically high cash balances to draw the attention of activist investors proposing alternative uses for cash balances currently earning extremely low rates of return as well as those activists challenging the mindset of company management teams maintaining high cash balances from a defensive posture.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

As the economy steadily improves and markets place greater focus on company fundamentals and operating profits, we expect to see greater emphasis on the value enhancement strategies we favor as an activist investor for those companies that temporarily lag their competitors and peers.  For us, a rise in operational activism – activism that focuses on a company’s operations as opposed to financial engineering or protracted proxy battles – is a welcome development.  We believe that for the remainder of 2012 and into 2013 as the recession fades into memory, more companies should be receptive to adopting strategic alternatives in order to undertake much-needed turnarounds to improve their operating results.  We believe this will be especially true for those activists with a proven track record of helping a company implement successful operating turnarounds.

Throughout the remainder of 2012, we will actively seek additional investments for the Fund’s portfolio that fit our approach to activist investing.  The criteria for our activist investments includes: companies whose stock prices are significantly below our determination of private market value; companies that may be overcapitalized; companies with strong brands or franchises but suffering the effects of bad strategic decisions; as well as companies with non-core, underutilized, underperforming or non-productive assets.  Even though a potential activist investment may be characterized by one of these attributes, we also look for specific financial characteristics that, from our past experience, strongly favor pursuit of an activist agenda.  These financial characteristics include:

•	High cash balances

•	Reliable and steady cash flow combined with low returns on invested capital

•	Questionable merger and acquisition activity

•	Unrelated businesses or divisions which may have more value as stand alone entities

•	Extremely low valuation multiples

•	Consistent earnings underperformance

Although a company may exhibit one or more of these characteristics and we may develop high-conviction recommendations regarding specific problems, it is important to note that we must first consider the company’s legal, capital and corporate governance structures before deciding if the company is a suitable target for an activist agenda.  Most of the activist situations we have successfully worked through were opportunities created by management missteps and were characterized by one or more of the characteristics previously described.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

SOME FINAL THOUGHTS

Economic and stock market recoveries are rocky and usually do not follow a rational course.  Fear and uncertainty, fueled by troubling events combined with both good and disappointing economic data, usually result in the type of market volatility that we see dominate markets from time to time.  While market dips present us with buying opportunities (following our strict stock selection criteria), low stock prices are not the sole criteria for buying companies for the portfolio.  Additional criteria include strong balance sheets; well-run operations which consistently generate excess free cash flow; discounts from our calculation of intrinsic value; and company managements with a disciplined track record of improving the returns of the business.

We believe the best approach for an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to their intrinsic value.

We continue to invest our money alongside yours, value your trust and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  The references to securities are not buy or sell recommendations, but are intended to be descriptive examples of the Fund’s investment philosophy and are subject to change.  Do not make investments based on the securities referenced above.  For a complete listing of the Fund’s holdings, refer to Schedule of Investments starting on page 43.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, charges

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

and expenses of The Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or visiting The Olstein Funds’ website at www.olsteinfunds.com.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  There is no assurance that the Fund will achieve its investment objective.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information.  Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500®  Index is not an investment product available for purchase.  The Russell 2500®  Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500®  Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.  The Russell 2500®  Index includes the smallest 2500 securities in the Russell 3000® Index.  The Russell 2500®  Index is not an investment product available for purchase.

Not FDIC-insured / Not bank-guaranteed / May lose value.

Distributed by Olstein Capital Management, L.P.  Member FINRA

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/12.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class A (without Load)(1)	-1.61%	-0.46%	2.76%
Olstein Strategic Opportunities –
Class A (Load Adjusted)(1)	-7.05%	-1.58%	1.74%
Russell 2500® Index(2)	-2.29%	1.18%	3.45%
S&P 500® Index(3)	5.45%	0.22%	2.11%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/12.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Returns
	1 Year	5 Year	Inception+
Olstein Strategic Opportunities –
Class C(1)	-3.34%	-1.21%	2.05%
Russell 2500® Index(2)	-2.29%	1.18%	3.45%
S&P 500® Index(3)	5.45%	0.22%	2.11%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and assumes the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution fees (12b-1), and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 – June 30, 2012.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/12	6/30/12	1/1/12 – 6/30/12
Actual
Class A	$1,000.00	$1,096.40	$8.34
Class C	$1,000.00	$1,092.00	$12.22
Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.91	$8.02
Class C	$1,000.00	$1,013.18	$11.76

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 182/366.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2012

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2012

COMMON STOCKS – 97.2%
AIRLINES – 2.4%	Shares	Value
Spirit Airlines Inc. (a)	33,000	$642,180
AUTO COMPONENTS – 2.2%
Dorman Products, Inc. (a)	24,000	602,160
BEVERAGES – 3.0%
Constellation Brands, Inc. – Class A (a)	30,000	811,800
BIOTECHNOLOGY – 3.2%
Life Technologies Corporation (a)	19,000	854,810
CAPITAL MARKETS – 7.8%
Janus Capital Group Inc.	118,000	922,760
Legg Mason, Inc.	45,000	1,186,650
		2,109,410
COMMERCIAL SERVICES & SUPPLIES – 10.0%
ABM Industries, Incorporated	19,000	371,640
Avery Dennison Corporation	24,000	656,160
Brady Corporation – Class A	18,000	495,180
Korn/Ferry International (a)	40,000	574,000
Team, Inc. (a)	19,000	592,420
		2,689,400
COMPUTERS & PERIPHERALS – 2.1%
NCR Corporation (a)	25,000	568,250
CONSTRUCTION & ENGINEERING – 2.7%
Aegion Corp. (a)	40,000	715,600
CONSUMER SERVICES – 1.9%
Hillenbrand, Inc.	28,000	514,640
CONTAINERS & PACKAGING – 3.1%
Sealed Air Corporation	54,000	833,760

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.2% – continued

ELECTRONIC EQUIPMENT & INSTRUMENTS – 4.2%	Shares	Value
CTS Corporation	52,000	$489,840
Measurement Specialties, Inc. (a)	20,000	650,200
		1,140,040
HEALTH CARE EQUIPMENT & SUPPLIES – 3.3%
CareFusion Corporation (a)	17,000	436,560
DENTSPLY International Inc.	12,000	453,720
		890,280
HOUSEHOLD DURABLES – 6.9%
Harman International Industries, Incorporated	33,000	1,306,800
Snap-on Incorporated	9,000	560,250
		1,867,050
INDUSTRIAL CONGLOMERATES – 5.9%
Standex International Corporation	13,000	553,410
Teleflex Incorporated	17,000	1,035,470
		1,588,880
MACHINERY – 4.7%
Columbus McKinnon Corporation (a)	44,000	663,960
The Timken Company	13,000	595,270
		1,259,230
MISCELLANEOUS MANUFACTURING – 1.3%
Smith & Wesson Holding Corporation (a)	43,000	357,330
MULTILINE RETAIL – 3.1%
Macy’s, Inc.	24,300	834,705
OFFICE ELECTRONICS – 4.5%
Xerox Corporation	153,000	1,204,110
PAPER & FOREST PRODUCTS – 1.8%
Schweitzer-Mauduit International, Inc.	7,000	476,980
PROFESSIONAL SERVICES – 1.0%
Mistras Group, Inc. (a)	10,000	262,800

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 97.2% – continued

REAL ESTATE MANAGEMENT & DEVELOPMENT – 3.1%	Shares	Value
Jones Lang LaSalle, Incorporated	12,000	$844,440
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 9.0%
Entegris Inc. (a)	120,000	1,024,800
Microsemi Corporation (a)	44,000	813,560
Teradyne, Inc. (a)	42,000	590,520
		2,428,880
SPECIALTY RETAIL – 3.4%
The Finish Line, Inc. – Class A	22,000	460,020
Stein Mart, Inc. (a)	56,000	445,200
		905,220
TEXTILES, APPAREL & LUXURY GOODS – 6.6%
Hanesbrands, Inc. (a)	19,700	546,281
Maidenform Brands, Inc. (a)	29,000	577,680
Rocky Brands, Inc. (a)	50,000	659,500
		1,783,461
TOTAL COMMON STOCKS (Cost $24,807,719)		26,185,416

SHORT-TERM INVESTMENTS – 2.6%
MONEY MARKET FUNDS (b) – 2.6%
Fidelity Institutional Money Market Portfolio – Class I, 0.18%	275,708	275,708
Invesco Short-Term Investments Trust Liquid Assets Portfolio –
Institutional Shares, 0.16%	423,054	423,054
TOTAL SHORT-TERM INVESTMENTS (Cost $698,762)		698,762

TOTAL INVESTMENTS – 99.8%
(Cost $25,506,481)		26,884,178
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		45,014
TOTAL NET ASSETS – 100.0%		$26,929,192

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2012

Assets:
Investments, at value (cost $25,506,481)	$26,884,178
Receivable for securities sold	216,206
Receivable for capital shares sold	54,742
Dividends and interest receivable	18,210
Other assets	12,434
Total Assets	27,185,770

Liabilities:
Payable for securities purchased	157,385
Payable for capital shares redeemed	17,449
Distribution expense payable	27,255
Payable to Investment Manager (See Note 5)	14,965
Payable for professional fees	19,957
Payable for shareholder servicing and accounting costs	12,926
Payable to Trustees	1,376
Accrued expenses and other liabilities	5,265
Total Liabilities	256,578
Net Assets	$26,929,192

Net Assets Consist of:
Capital stock	$26,254,239
Accumulated net investment loss	(107,095)
Accumulated net realized loss on investments sold	(595,649)
Net unrealized appreciation on investments	1,377,697
Total Net Assets	$26,929,192

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$17,936,353
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	1,545,680
Net asset value and redemption price per share	$11.60
Maximum offering price per share	$12.28

CLASS C:
Net Assets	$8,992,839
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	805,549
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$11.16

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2012
Investment Income:
Dividend income	$211,050
Interest income	1,082
Total investment income	212,132

Expenses:
Investment management fee (See Note 5)	222,072
Distribution expense – Class A (See Note 6)	33,882
Distribution expense – Class C (See Note 6)	86,545
Shareholder servicing and accounting costs	66,650
Federal and state registration	33,490
Professional fees	23,118
Administration fee	20,580
Custody fees	5,886
Trustees’ fees and expenses	5,690
Reports to shareholders	3,889
Other	2,627
Total expenses	504,429
Expense reimbursement by Investment Manager (See Note 5)	(84,205)
Net expenses	420,224
Net investment loss	(208,092)

Realized and Unrealized Gain (Loss) on Investments:
Realized gain on investments	1,343,192
Change in unrealized appreciation/depreciation on investments	(1,799,134)
Net realized and unrealized loss on investments	(455,942)
Net Decrease in Net Assets Resulting from Operations	$(664,034)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2012	June 30, 2011
Operations:
Net investment loss	$(208,092)	$(241,406)
Net realized gain on investments	1,343,192	1,930,426
Change in unrealized appreciation / depreciation on investments	(1,799,134)	3,766,559
Net increase (decrease) in net assets resulting from operations	(664,034)	5,455,579

Net increase in net assets from
Fund share transactions (Note 7)	4,496,062	3,487,296

Total Increase in Net Assets	3,832,028	8,942,875

Net Assets:
Beginning of period	23,097,164	14,154,289
End of period	$26,929,192	$23,097,164
Accumulated net investment loss	$107,095	$—

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The accompanying notes are an integral part of these financial statements.

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2010	2009	2008
Net Asset Value –
Beginning of Period	$11.79	$8.57	$7.08	$8.32	$11.94
Investment Operations:
Net investment loss(1)	(0.07)	(0.10)	(0.06)	(0.05)	(0.07)
Net realized and unrealized
gain (loss) on investments	(0.12)	3.32	1.55	(1.19)	(3.49)
Total from
investment operations	(0.19)	3.22	1.49	(1.24)	(3.56)
Distributions from:
Net investment income	—	—	—	—	(0.01)
Net realized gain on investments	—	—	—	—	(0.05)
Total distributions	—	—	—	—	(0.06)
Net Asset Value –
End of Period	$11.60	$11.79	$8.57	$7.08	$8.32

Total Return++	(1.61)%	37.57%	21.05%	(14.90)%	(29.93)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	1.98%	2.06%	2.31%	2.60%	2.17%
After expense waiver and/or reimbursement	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.02)%	(1.37)%	(1.37)%	(1.69)%	(1.27)%
After expense waiver and/or reimbursement	(0.64)%	(0.91)%	(0.66)%	(0.69)%	(0.70)%
Portfolio turnover rate(2)	47.53%	61.37%	69.78%	107.54%	100.57%
Net assets at end of
period (000 omitted)	$17,936	$13,604	$7,112	$5,190	$5,943

++	Total returns do not reflect any sales charge for Class A Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2012	2011	2010	2009	2008
Net Asset Value –
Beginning of Period	$11.43	$8.37	$6.96	$8.25	$11.92
Investment Operations:
Net investment loss(1)	(0.15)	(0.17)	(0.12)	(0.10)	(0.14)
Net realized and unrealized
gain (loss) on investments	(0.12)	3.23	1.53	(1.19)	(3.48)
Total from
investment operations	(0.27)	3.06	1.41	(1.29)	(3.62)
Distributions from:
Net investment income	—	—	—	—	(0.00	)(2)
Net realized gain on investments	—	—	—	—	(0.05)
Total distributions	—	—	—	—	(0.05)
Net Asset Value –
End of Period	$11.16	$11.43	$8.37	$6.96	$8.25

Total Return++	(2.36)%	36.56%	20.26%	(15.64)%	(30.45)%
Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.73%	2.81%	3.06%	3.35%	2.92%
After expense waiver and/or reimbursement	2.35%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(1.77)%	(2.12)%	(2.12)%	(2.44)%	(2.02)%
After expense waiver and/or reimbursement	(1.39)%	(1.66)%	(1.41)%	(1.44)%	(1.45)%
Portfolio turnover rate(3)	47.53%	61.37%	69.78%	107.54%	100.57%
Net assets at end of
period (000 omitted)	$8,993	$9,493	$7,042	$5,945	$8,298

++	Total returns do not reflect any deferred sales charge for Class C Shares.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)	Amount is less than (0.005) per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively, the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of each Fund is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their fair value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds use independent pricing services to assist in pricing portfolio securities.

The Trust has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.  These inputs are summarized in the three broad levels listed below.

THE OLSTEIN FUNDS

Level 1 –	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 –
Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets.  Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 –
Model derived valuations in which one or more significant inputs or significant value drivers are unobservable.  Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Industrials	$101,129,260	$—	$—	$101,129,260
Consumer Discretionary	94,647,349	—	—	94,647,349
Information Technology	94,594,180	—	—	94,594,180
Health Care	87,403,380	—	—	87,403,380
Financials	54,203,872	—	—	54,203,872
Materials	26,015,320	—	—	26,015,320
Energy	25,872,530	—	—	25,872,530
Consumer Staples	24,165,120			24,165,120
Total Equity	508,031,011	—	—	508,031,011
Short-Term Investments	19,479,614	—	—	19,479,614
Total Investments in Securities	$527,510,625	$—	$—	$527,510,625

THE OLSTEIN FUNDS

	Level 1	Level 2	Level 3	Total
Strategic Opportunities Fund
Equity
Industrials	$7,040,200	$—	$—	$7,040,200
Consumer Discretionary	5,946,986	—	—	5,946,986
Information Technology	5,341,280	—	—	5,341,280
Financials	2,953,850	—	—	2,953,850
Health Care	2,780,560	—	—	2,780,560
Materials	1,310,740	—	—	1,310,740
Consumer Staples	811,800	—	—	811,800
Total Equity	26,185,416	—	—	26,185,416
Short-Term Investments	698,762	—	—	698,762
Total Investments in Securities	$26,884,178	$—	$—	$26,884,178

There were no transfers into or out of Level 1, Level 2 and Level 3 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.  It is the Funds’  policy to recognize transfers at the end of the reporting period.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS.  ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  The Funds have disclosed the applicable requirements of this accounting standard in their financial statements.

Subsequent Events.  In preparing these financial statements, the Trust has evaluated events after June 30, 2012 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

THE OLSTEIN FUNDS

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Accordingly, at June 30, 2012, reclassifications were recorded as follows.

	All Cap	Strategic
	Value Fund	Opportunities Fund
Undistributed net investment income	1,455,993	100,997
Accumulated gains (losses)	(56,158)	(11,498)
Capital stock	(1,399,835)	(89,499)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other.  Investment security transactions are accounted for on a trade date basis.  The Funds use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

THE OLSTEIN FUNDS

3	Purchases and Sales of Investment Securities During the year ended June 30, 2012, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$204,333,724	$283,616,460
Strategic Fund	$14,881,408	$10,431,418

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

4	Tax Information At June 30, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Fund
Cost of Investments	$483,010,345	$25,507,237
Gross unrealized appreciation	$73,200,545	$3,268,432
Gross unrealized depreciation	(28,700,265)	(1,891,491)
Net unrealized appreciation	$44,500,280	$1,376,941
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(213,085,178)	$(701,988)
Total accumulated gains (losses)	$(168,584,898)	$674,953

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At June 30, 2012, the accumulated capital loss carryforwards were as follows:

THE OLSTEIN FUNDS

	All Cap	Strategtic
	Value Fund	Fund
Expiring in 2017	$53,397,713	$—
Expiring in 2018	158,398,293	594,893
Total capital loss carryforwards	$211,796,006	$594,893

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At June 30, 2012, the Funds deferred, on a tax basis, post-December late-year losses of:

All Cap Value Fund	$1,289,172
Strategic Fund	$107,095

The Funds made no distributions of ordinary income or long-term capital gains during the year ended June 30, 2012 or year ended June 30, 2011.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations as a result of open tax years.  Tax years that remain open to examination by major tax jurisdictions include tax years ended June 30, 2009 through June 30, 2012. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of June 30, 2012.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% for the first $1 billion, 0.95% for $1 billion to $1.5 billion, 0.90% for $1.5 bil.

THE OLSTEIN FUNDS

lion to $2 billion, 0.85% for $2 billion to $2.5 billion, 0.80% for $2.5 billion to $3 billion and 0.75% for over $3 billion of the All Cap Value Fund’s average daily net assets and 1.00% of the Strategic Fund’s average daily net assets.  For the year ended June 30, 2012, the All Cap Value Fund incurred investment management fees of $5,422,152, with $423,920 payable to the Investment Manager as of June 30, 2012.  For the same period, the Strategic Fund incurred management fees of $222,072, with $14,965 net payable to the Investment Manager as of June 30, 2012. The Investment Manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  This agreement extends until October 28, 2012 and may be continued thereafter.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2013	$100,047
2014	90,126
2015	84,205
Total	$274,378

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1998 to reflect the additional class and further amended and restated effective October 1, 2007), under which Olstein acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1

THE OLSTEIN FUNDS

Plans may compensate Olstein or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares, respectively.  For the year ended June 30, 2012, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $4,833,429 for Class C and $147,181 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares, respectively.  For the year ended June 30, 2012, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $33,882 for Class A and $86,545 for Class C shares.

During the year ended June 30, 2012, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2012, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	595,997	$7,381,087	1,753,597	$21,071,537
Shares redeemed	(6,763,954)	(83,505,642)	(7,173,067)	(86,426,663)
Net decrease	(6,167,957)	$(76,124,555)	(5,419,470)	$(65,355,126)

Shares Outstanding:
Beginning of period	42,193,403		47,612,873
End of period	36,025,446		42,193,403

THE OLSTEIN FUNDS

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	611,537	$9,050,388	958,337	$12,525,944
Shares redeemed	(1,058,667)	(14,942,120)	(1,190,766)	(15,689,365)
Net decrease	(447,130)	$(5,891,732)	(232,429)	$(3,163,421)
Shares Outstanding:
Beginning of period	4,450,878		4,683,307
End of period	4,003,748		4,450,878
Total Net Decrease		$(82,016,287)		$(68,518,547)

Strategic Fund
	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	611,197	$7,082,709	400,802	$4,390,329
Shares redeemed	(219,641)	(2,350,990)	(76,533)	(817,106)
Net increase	391,556	$4,731,719	324,269	$3,573,223

Shares Outstanding:
Beginning of period	1,154,124		829,855
End of period	1,545,680		1,154,124

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	120,240	$1,308,432	126,415	$1,372,873
Shares redeemed	(145,532)	(1,544,089)	(136,842)	(1,458,800)
Net decrease	(25,292)	$(235,657)	(10,427)	$(85,927)

Shares Outstanding:
Beginning of period	830,841		841,268
End of period	805,549		830,841
Total Net Increase		$4,496,062		$3,487,296

8
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”), which matures on May 20, 2013, to be used for liquidity purposes.  To the extent that the line is utilized, it will be collateralized by securities in the Fund’s portfolio.  The interest rate on any borrowings is the Bank’s announced prime rate.

THE OLSTEIN FUNDS

During the year ended June 30, 2012, the Fund did not draw upon the line of credit.

9
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

10
Change in Independent Registered Public Accounting Firm  Effective March 28, 2012, with the approval of the Audit Committee of the Olstein Funds (“Funds”), Ernst & Young LLP resigned as the independent registered public accounting firm for the Funds.  At a meeting held on March 28, 2012, based on Audit Committee recommendations and approvals, the full Board of Trustees of the Funds approved the appointment of Cohen Fund Audit Services, Ltd. as the Funds’ registered public accounting firm for the fiscal year ending June 30, 2012.

The reports of Ernst & Young LLP on the Funds’ financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ two most recent fiscal years, and through March 28, 2012, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds’ financial statements for such years.  In addition, there were no reportable events.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
The Olstein Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Olstein Funds, comprising The Olstein All Cap Value Fund and The Olstein Strategic Opportunities Fund (the “Funds”), as of June 30, 2012, and the related statements of operations and changes in net assets and the financial highlights for the year then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The statements of changes in net assets and financial highlights for the periods ended prior to June 30, 2012, were audited by another independent registered public accounting firm, which expressed unqualified opinions on those statements and highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2012 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting The Olstein Funds as of June 30, 2012, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the financial statements as a whole. The information presented on pages 4 through 17, pages 32 through 42, and pages 64 through 70, which is the responsibility of Fund management, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the financial statements, and, accordingly, we do not express an opinion or provide any assurance on it.

Westlake, Ohio
August 27, 2012

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:
Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 80

John Lohr	Trustee	Since	Owner, Howling	2	LAMCO
4 Manhattanville Road		1995	Wolf Enterprises		Advisory
Purchase, NY 10577			LLC, since 1986;		Services
Age: 67			General Counsel,		(investment
			LFG, Inc. (provider of		adviser);
			investment products),		Howling Wolf
			September 1995 to		Enterprises
			October 2002		LLC
			and President,		(publishing);
			Lockwood Financial		Howling
			Services (broker-dealer),		Wolf Capital
			January 1996 to		Partners LLC
			September 2002.		(private equity
company); and
Wealthcare
Capital
Management
(investment
adviser)

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
D. Michael Murray	Trustee	Since	President, Murray,	2	American
2829 South Osprey		1995	Montgomery &		Academy of
Sarasota, FL 34239			O’Donnell		Preventive
Age: 72			(consultants),		Medicine and
			since 1968.		The Eric Fund
(charitable
organization)

Lawrence K. Wein	Trustee	Since	Private	2	eRooms
4 Manhattanville Road		1995	Consultant for		Systems
Purchase, NY 10577			telecommunications		Technologies
Age: 70			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.

Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School;
4 Manhattanville Road	Assistant		Management, L.P.,		American
Purchase, NY 10577	Treasurer		since 2000; Vice		Friends of the
Age: 45			President of Sales		Royal Naval
			and Chief Operating		Museum;
			Officer, Olstein		United States
			Capital Management,		Naval Service
			L.P., 1994-2000.		Personnel
Educational
Assistance
Fund (non-
profits)

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 71			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 43			since 2000; Vice
President and Chief
Financial Officer, Olstein
Capital Management, L.P.,
1994-2000.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief Compliance
4 Manhattanville Road			Officer, Olstein Capital
Purchase, NY 10577			Management, L.P. since
Age: 50			2007; Vice President,
General Counsel and
Chief Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
2001 to 2004, Vice
President and Assistant
Counsel in the Corporate
and Securities Group at
Summit Bancorp from
1996 through 2001;
Associate Attorney,
Investment Management
Practice at Morgan Lewis
& Bockius LLP from
1990 through 1996.

*	Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the 1940 Act.
**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

PRIVACY POLICY

FACTS	WHAT DOES THE OLSTEIN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and employment information
• transaction history and wire transfer instructions
• account balances and checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Olstein Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does The Olstein	Can you limit
personal information	Funds share?	this sharing?
For our everyday business purposes—
such as to process your transactions,
maintain your account(s), respond to	Yes	No
court orders and legal investigations,
or report to credit bureaus
For our marketing purposes—
to offer our products and services to you	Yes	No
For joint marketing with
other financial companies	No	We don’t share
For our affiliates’ everyday
business purposes—
information about your	Yes	No
transactions and experiences
For our affiliates’ everyday
business purposes—	No	We don’t share
information about your creditworthiness
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-799-2113 or go to www.olsteinfunds.com

THE OLSTEIN FUNDS

Who we are
Who is providing	The Olstein Funds
this notice?
What we do
How does The Olstein	To protect your personal information from unauthorized
Funds protect my	access and use, we use security measures that comply with
personal information?	federal law. These measures include computer safeguards and secured files and buildings.
How does The Olstein	We collect your personal information, for example, when you:
Funds collect my	• open an account or give us your contact information
personal information?	• make a wire transfer or seek advice about your investments
• make deposits or withdrawals from your account
Why can’t I limit	Federal law gives you the right to limit only:
all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include Olstein Capital Management, L.P.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Olstein Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Olstein Funds doesn’t jointly market.

HOUSEHOLDING NOTICE

In order to reduce expenses, we will deliver a single copy of prospectuses and financial reports to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder in The Olstein Funds.  If you would like to receive individual mailings, please call (800) 799-2113 and you will be sent a separate copy of these materials.

This Privacy Policy is not a part of this Annual Report.

THE OLSTEIN FUNDS

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The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Suite 1100
Westlake, OH 44145

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics during the period covered by this report; however the changes were not substantive.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 6/30/2012	FYE 6/30/2011
Audit Fees	$27,000	$58,250
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	$11,700
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2012	FYE 6/30/2011
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2012	FYE 6/30/2011
Registrant	$5,000	$11,700
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/ Robert A. Olstein
Robert A. Olstein, President

Date     September 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Robert A. Olstein
Robert A. Olstein, President

Date     September 6, 2012

By (Signature and Title)      /s/ Michael Luper
Michael Luper, Treasurer

Date     September 6, 2012